                              Exhibit 32

Certification Required by 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Solitron Devices, Inc. (the “Company”) on Form 10-K for the fiscal year ended February 29, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tim Eriksen, as Chief Executive Officer and Interim Chief Financial Officer of Solitron Devices, Inc., certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

1.
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2021	By:	/s/ Tim Eriksen
Tim Eriksen
Chief Executive Officer and Interim Chief Financial Officer